-1- GAN Announces Share Repurchase Plan Authorization permits the Company to purchase up to $5 million of ordinary shares Irvine, California | November 30, 2021: GAN Limited (the "Company" or "GAN") (NASDAQ: GAN), a leading full-service internet gaming software-as-a-service provider to the real money internet gaming, online sports betting, and simulated gaming industries, today announced that its Board of Directors has authorized a share repurchase program which permits the Company to purchase up to an aggregate of $5 million of its ordinary shares on the NASDAQ Capital Market. Share repurchases under the new authorization may begin immediately and the program will expire on May 31, 2022. The shares will be repurchased with cash on hand and cash from operations. Any shares repurchased will be returned to treasury for cancellation. The price which the Company will pay for any such shares will be the prevailing market price at the time of acquisition, subject to certain limitations imposed by applicable securities laws. The actual timing, manner, and number of shares repurchased under the program will be determined by management at its discretion, together with further discussions with the board, and will depend on several factors, including the market price of GAN’s common shares, general market and economic conditions, alternative investment opportunities, and other business considerations in accordance with applicable securities laws and exchange rules. The authorization does not obligate GAN to acquire any particular number of shares and repurchases may be suspended or terminated at any time at GAN’s discretion. Dermot Smurfit, Chief Executive Officer of GAN, commented: "We continue to believe that the best use of our capital to drive long-term shareholder value is centered around our strategic growth initiatives such as investing in our technology, supporting client launches and building out our Super RGS content portfolio and omnichannel GAN Sports platform. However, we also recognize the value opportunity that has developed in our stock and want to be prepared to act opportunistically during periods when the share price becomes significantly dissociated from our future earnings potential. Today’s announcement provides us with an effective tool to do exactly that, support our stockholders and drive long-term balanced returns.” About GAN Limited GAN is a leading business-to-business supplier of internet gambling software-as-a-service solutions predominantly to the U.S. land-based casino industry. Coolbet, a division of GAN, is a market-leading operator of proprietary online sports betting technology with market leadership positions in selected European and Latin American markets. GAN has developed a proprietary internet gambling enterprise software system, GameSTACK™, which it licenses to land-based casino operators as a turnkey technology solution for regulated real money internet gambling, encompassing internet gaming, internet sports gaming, and virtual Simulated Gaming. Additional information about GAN can be found online at www.GAN.com. Forward-Looking Statements This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the amount, timing and effect of any repurchases of

-2- ordinary shares under the repurchase plan. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding future business opportunities as well as statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees but involve known and unknown risks, uncertainties, and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law. Investor Contacts: GAN Robert Shore Vice President, IR and Capital Markets (610) 812-3519 rshore@GAN.com Alpha IR Group Ryan Coleman or Davis Snyder (312) 445-2870 GAN@alpha-ir.com